Lipocine: Clinical Stage Biopharmaceutical Company

Innovative Product Candidates for Metabolic and Endocrine Disorders



PRODUCT (Indication)
PRE-CLINICAL
PHASE 1
PHASE 2
PHASE 3
NDA
Propriety Drug Delivery Platform
LPCN 1144
(Oral Testosterone for Pre-Cirrhotic NASH)
LiFT Phase 2 Paired Biopsy Clinical Study Ongoing
TLANDO XR
(LPCN 1111, Long Acting Oral Testosterone for Testosterone Replacement Therapy "TRT")
Phase 2 Study Completed
TLANDO™
(Oral Testosterone for Testosterone Replacement Therapy "TRT")
Post Action Meeting Jan 2020
LPCN 1148
(Oral Testosterone for Cirrhosis)
IND Filing 1Q 2020
LPCN 1107
(Oral HPC for Prevention of PTB)
FDA Meeting Requested

Non-Alcoholic Fatty Liver Disease ("NAFLD")

No Approved Product for the Treatment of NAFLD/NASH



Fatty liver is a reversible condition wherein large vacuoles of triglyceride (TG) fat accumulate in liver cells via the process of steatosis
LPCN 1144
LPCN 1148
Healthy Liver
20 – 30% US Adults
Fatty Liver
—↑ TGs
—↑ LFTs
—↑ Liver fat
15 – 20% NAFLDs
NASH Liver
—Steatosis
—Ballooning
—Inflammation
—Fibrosis
10 – 20% NASH
Cirrhotic Liver
—Late stage of fibrosis
Hepatocellular Carcinoma
Majority of NASH patients have low testosterone levels[1]

LFTs: Liver function test, especially Alaninine amino transferase (ALT) and Aspartame amino transferase (AST)
NASH: Non-alcoholic Steatohepatitis, TG: Triglyceride
1. Sarkar et al. Gastroenterology 156(6):S-1258 & Poster Sa1623 Digestive Disease Week 2019

LPCN 1144: Oral Testosterone Therapy

Differentiated NASH Treatment Candidate



Targets Unmet Need
• Efficacy – NASH resolution and/or fibrosis improvement
• Acceptable tolerability for chronic use
• Improvement of sarcopenia
• Improvement of sexual dysfunction
• Improvement of mental health
Preclinical Evidence
• Anti-steatosis
• Anti-inflammatory
• Anti-oxidative
• Cell regenerative
• Anabolic/androgenic
Clinical Status
Ongoing P2 study with biopsy confirmed NASH
Completed in hypogonadal male:
• Meaningfully Reduced Liver Fat
• Improved Liver Enzymes and Lipids
• Well Tolerated in 700+ subjects with up to 52-week exposure
• Improve sexual and mood dysfunction

LPCN 1144 Proposed Mechanism

Across the Full Spectrum of NASH Pathogenesis



Healthy Liver
LPCN 1144
Comorbidities
• Obesity
• Insulin Resistance
• Dyslipidemia
• Metabolic Syndrome
• Hypogonadism (Low T)
Anti-steatosis
Anti-inflammatory
Anti-oxidant
Regeneration Booster
Steatosis
Inflammation
Oxidative Stress
Pro-fibrotic inputs
NASH Fibrosis
The removal of pro-fibrotic inputs or the strengthening of anti-fibrotic inputs is expected to stimulate scar resolution

LPCN 1144: Liver Fat Imaging Study ("LFS") Result

Meaningful Relative Liver Fat % Change and Responder Rate

LFS was an open-label, multi-center single-arm 16-week study (N=36) with LPCN 1144 in hypogonadal males



Mean Relative* Liver Fat % Change
Relative % Change of Liver Fat %
0%
-10%
-20%
-30%
-40%
-50%
-60%
-42%
-40%
Mean BL LF = 18.3%
BL ≥ 8%
Mean BL LF = 20.5%
BL ≥ 10%
Responder Rate** for Liver Fat % Change
% of Responders
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
80%
75%
Mean BL LF = 18.3%
BL ≥ 8%
Mean BL LF = 20.5%
BL ≥ 10%

LPCN 1144: Longitudinal Treatment Effect

Improved NAFL Resolution over Time



Baseline (N=32)
Interim (Week 8, N=31)
End of Study (Week 16, N=32)
No Fatty Liver
34%
Fatty Liver
66%
No Fatty Liver
52%
Fatty Liver
48%
No Fatty Liver
63%
Fatty Liver
38%
No Fatty Liver (LF < 5%)
Fatty Liver (LF ≥ 5%)

LPCN 1144: Resolution of Liver Injury Markers

Significant Normalization of Elevated Liver Enzymes*



% of Patients Normalized at EOS
70%
60%
50%
40%
30%
20%
10%
0%
52%
50%
67%
31%
ALT
AST
ALP
GGT

	ALT	AST	ALP	GGT
N	42	4	6	36
BL	53.6 U/L	59.8 U/L	125.3 U/L	82.2 U/L

* 1-Yr SOAR study (NCT02081300)

LPCN 1144: LiFT Study* - Ongoing

Liver Fat Intervention with Oral Testosterone Study

- Phase 2 paired-biopsy clinical study in NASH subjects
  - Three-arm (1:1:1 randomization, two treatments and placebo), multi-center, double-blind, placebo controlled
  - ~75 biopsy confirmed NASH male subjects with NAS ≥ 4
  - Paired biopsy at baseline and EOS (36-weeks)

* www.lift-study.com



SCREENING
TREATMENT: 36 WEEKS
12 Weeks
24 Weeks
MRI-PDFF
Biopsy
Dose Start
Topline MRI-PDFF Results
~Mid 2020
Topline Biopsy Results
~End 2020

Low Testosterone in Up To 90% of Cirrhotic Male Patients

Progressive Drop with Increasing Disease Severity



Low T in Cirrhosis
Increased Risk of Major Infections, Death and/or Transplantation Rates
Worsening of Sarcopenia
Increased Risk of Hepatic Decompensation
Higher Child-Pugh Score/Higher MELD Score
Severity of Portal Hypertension and Ascites

LPCN 1148: Proposed Mechanism in Cirrhosis

Anabolic	Androgenic	Anti-inflammatory	Improve Immuno-dysregulation	SHBG Lowering
• Increase muscle mass and strength • Reduce fat mass • Increase bone density • Inhibit myostatin	• Hemopoietic • Improve sexual dysfunction	• Reduce IL-1, IL-6 and TNF-α	• Lower infection rate	• Increase free T